UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)

+353 1 6960000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the settlements described in Item 8.01 of this Current Report on Form 8-K, Mallinckrodt plc, an Irish public limited company (“Mallinckrodt”) provided certain materials regarding Mallinckrodt to certain creditors of Mallinckrodt and certain of its subsidiaries (collectively, the “Debtors”). A copy of the materials provided to these lenders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Mallinckrodt on June 24, 2021, Mallinckrodt has commenced a solicitation of a proposed Joint Chapter 11 Plan of Reorganization of Mallinckrodt plc and Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated as of June 18, 2021 (the “Proposed Plan”) in the cases (the “Chapter 11 Cases”) of the Debtors under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On September 2, 2021, Mallinckrodt reached agreements in principle with (1) the Governmental Plaintiff Ad Hoc Committee (the “GAHC”), the Multi-State Governmental Entities Group (the “MSGE Group”) and the Official Committee of Opioid Related Claimants appointed in the Chapter 11 Cases (the “OCC” and, together with the GAHC and the MSGE Group, the “Opioid Claimants”), (2) the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases (the “UCC”) and (3) holders (the “Settling Second Lien Noteholders”) of more than two-thirds of the outstanding principal amount of the 10.000% Second Lien Senior Secured Notes due 2025 (the “Second Lien Notes”) issued by Mallinckrodt’s subsidiaries Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC and the trustee for the Second Lien Notes (the “Second Lien Notes Trustee”), in each case relating to the treatment of certain claims pursuant to the Proposed Plan, as it shall be amended to conform to such agreements in principle (the “Amended Plan”).

Opioid Settlement

Pursuant to the agreement in principle with the Opioid Claimants (the “Amended Opioid Settlement”), the Amended Plan shall not provide for the assignment of any Additional Insurance Rights (as defined in the Proposed Plan) to the trust to be established for the benefit of the holders of opioid claims (the “Opioid Trust”) and the Debtors shall be permitted to offer and negotiate full mutual releases with certain co-defendants. In addition, (1) the Debtors will make an additional $125 million contribution in cash to the Opioid Trust on the eighth anniversary of the effective date of the Amended Plan, increasing the aggregate cash contributions to the Opioid Trust pursuant to the Amended Plan to $1.725 billion, (2) the Debtors will contribute, in addition to the other assets set forth in the Proposed Plan, 50% of the Debtors’ interest in certain claims arising from the Debtors 2015-2018 share repurchase program and (3) holders of opioid claims shall receive a release from the Debtors and certain other parties.

The Opioid Settlement further provides that the terms of the Debtors’ option to prepay the cash contributions to the Opioid Trust shall be modified, including to extend the Debtors’ right to prepay such claims at a specified discount until 18 months (from 12 months) after the effective date of the Amended Plan, and that the terms of the New Opioid Warrants (as defined in the Proposed Plan) shall be modified so as to be exercisable for six years from the Effective Date of the Amended Plan in all cases. Finally, the Debtors and the Opioid Claimants have agreed in principle on the covenants to be set forth in the Opioid Deferred Cash Payments Terms (as defined in the Proposed Plan).

As a result of the Amended Opioid Settlement, the OCC will support the Amended Plan and the GAHC and the MSGE Group will reaffirm their previously agreed support for the Amended Plan.

The foregoing summary of the Amended Opioid Settlement is not complete and is qualified in its entirety by reference to the term sheet governing the Opioid Settlement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. Such term sheet is itself a summary of the terms of the Amended Opioid Settlement, does not necessarily contain all terms of the Amended Opioid Settlement and is not binding on the Debtors or the other parties described therein.

UCC Settlement

Pursuant to the agreement in principle with the UCC (the “UCC Settlement”), the Amended Plan shall provide for the establishment of a trust for the benefit of the holders of general unsecured claims against the Debtors (the “GUC Trust”), into which the Debtors shall contribute the following: (1) $135 million in cash (in lieu of the treatment currently set forth in the Proposed Plan); (2) certain preference actions; (3) $20 million in cash contingent upon both (A) the receipt of regulatory approval of Terlivaz by the U.S. Food and Drug Administration and (B) reaching $100 million of cumulative net sales of Terlivaz; (4) all avoidance actions arising out of the acquisition of Sucampo Pharmaceuticals, Inc. against selling shareholders; (5) 50% of the Debtors’ interest in certain claims arising from the Debtors 2015-2018 share repurchase program; (6) all proceeds of the Debtors’ 63% ownership interest in the priority review voucher related to VTS-270 and (7) 35% of the proceeds of a sale of Debtors’ priority review voucher related to Stratagraft.

As a result of the UCC Settlement, the UCC will support the Amended Plan.

The foregoing summary of the UCC Settlement is not complete and is qualified in its entirety by reference to the term sheet governing the UCC Settlement, which is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. Such term sheet is itself a summary of the terms of the UCC Settlement, does not necessarily contain all terms of the UCC Settlement and is not binding on the Debtors or the other parties described therein.

Second Lien Notes Settlement

Pursuant to the agreement in principle with the Settling Second Lien Noteholders and the Second Lien Trustee (the “Second Lien Notes Settlement”), the holders of Second Lien Notes shall receive pursuant to the Plan new 10.000% Second Lien Senior Secured Notes due 2025 that will have the same principal amount and other economic terms as the Second Lien Notes, but shall have covenants substantially equivalent to those set forth in the Takeback Second Lien Notes Indenture (as defined in the Proposed Plan). The Debtors shall also pay the reasonable and documented out-of-pocket fees and expenses of the Settling Second Lien Noteholders, the Second Lien Trustee and the collateral agent for the Second Lien Notes.

As a result of the Second Lien Notes Settlement, the Settling Second Lien Noteholders have confirmed that they will vote in favor of the Amended Plan.

The foregoing summary of the Second Lien Notes Settlement is not complete and is qualified in its entirety by reference to the term sheet governing the Second Lien Notes Settlement, which is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference. Such term sheet is itself a summary of the terms of the Second Lien Notes Settlement, does not necessarily contain all terms of the Second Lien Notes Settlement and is not binding on the Debtors or the other parties described therein.

Press Release

In connection with the above described agreements in principle, Mallinckrodt issued a press release on September 3, 2021, a copy of which is furnished as Exhibit 99.5 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Cautionary Statements Related to Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, and any other statements regarding events or developments the company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: Mallinckrodt’s ongoing Chapter 11 Cases; the ability of Mallinckrodt and its subsidiaries to obtain approval from the bankruptcy court with respect to motions or other requests made to the bankruptcy court throughout the course of the Chapter 11 Cases and to negotiate, develop, obtain court approval of, confirm and consummate the Amended Plan or any other plan that may be proposed, the effects of the Chapter 11 Cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the consummation of the transactions contemplated by the restructuring support agreement and the Amended Plan, including the settlements entered into with the OCC, the UCC, and Mallinckrodt’s second lien noteholders and the ability of the parties to negotiate definitive agreements with respect to the matters covered by the related term sheets, whether related to such settlements, included in the restructuring support agreement, or otherwise, the occurrence of events that may give rise to a right of any of the parties to terminate the restructuring support agreement or any of the settlements and the ability of the parties to receive the required approval by the bankruptcy court and to satisfy the other conditions of the restructuring support agreement and the settlements, including satisfying the milestones specified in the restructuring support agreement; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the amended non-binding agreement in principle reached by Mallinckrodt in connection with the announcement of its filing of the Chapter 11 petitions regarding the terms and conditions of a global settlement to resolve all current and future opioid-related claims; potential delays in Mallinckrodt’s Chapter 11 process; the proposed settlement with governmental parties to resolve certain disputes relating to Acthar Gel; the possibility that such settlement will not be consummated and the risks and uncertainties related thereto, including the time and expense of continuing to litigate this dispute and the impact of this dispute on Mallinckrodt’s financial condition and expectations for performance; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the availability of operating capital during the pendency of the Chapter 11 Cases, including events that could terminate Mallinckrodt’s right to continue to access the cash collateral of Mallinckrodt’s lenders; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Chapter 11 plan is successfully consummated; the possibility that Mallinckrodt’s Chapter 11 Cases may be converted into Chapter 7 cases under the bankruptcy code; the potential termination of Mallinckrodt’s exclusive right to file a Chapter 11 plan; the possibility that certain claims against Mallinckrodt may not be discharged as part of the bankruptcy process; developing, funding and executing Mallinckrodt’s business plan and continuing as a going concern; Mallinckrodt’s post-bankruptcy capital structure; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the impact of the outbreak of the COVID-19 coronavirus; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt’s ability to achieve expected benefits from restructuring activities; Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even if the existing indebtedness is restructured; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws.

These and other factors are identified and described in more detail in the “Risk Factors” section of Mallinckrodt’s most recent Annual Report on Form 10-K and other filings with the SEC. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

99.1	Certain Materials Regarding Mallinckrodt plc

99.2	Term Sheet Regarding Opioid Settlement

99.3	Term Sheet Regarding UCC Settlement

99.4	Term Sheet Regarding Second Lien Notes Settlement

99.5	Press Release, dated September 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

By:	/s/ Mark J. Casey
Mark J. Casey
Executive Vice President & Chief Legal Officer

Date: September 3, 2021

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